UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 2001

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      333-50982                  98-0179679
         --------                      ---------                  ----------
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)


         5075 Warner Avenue, Suite B, Huntington Beach, California 92649
         ---------------------------------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (714) 377-2118



                                    N/A
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------------------------------------------------------

     On March 12, 2000 the Company dismissed its independent accountant, Thomas
P. Monaghan. The reports of Thomas P. Monaghan for the fiscal years ended December 31, 1998 and December 31, 1999 contained no adverse opinion, disclaimers of opinion nor were they modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Thomas P. Monaghan was made by the Board of Directors of the Company. At no time during the engagement of Thomas P. Monaghan as independent accountant for the Company were there any disagreements, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure. The Company provided Thomas P. Monaghan with a copy of this Form 8-K prior to filing with the Securities and Exchange Commission and has requested a response thereto by Thomas P. Monaghan. At no time, through April 5, 2001, has Thomas P. Monaghan responded to the Company concerning this disclosure nor, to the best knowledge of the Company, has Thomas P. Monaghan responded directly to the Securities and Exchange Commission concerning this disclosure. Upon receipt by the Company of a letter from Thomas P. Monaghan concerning his dismissal as the Company's principal accountant, the letter will be filed by means of an amendment to the Form 8-K.

The appointment of Kabani & Company as successor to Thomas P. Monaghan, as independent accountants for the Company, was disclosed by the Company, as required by the Securities and Exchange Commission, on Form 8-K which was filed with the Securities and Exchange Commission on March 19, 2001.

Item 7. FINANCIAL STATEMENTS OR EXHIBITS.
-----------------------------------------

     a.   Financial Statements.

          None.

     b.   Exhibits.

          None.



SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: April 6, 2001

                                    HIGHLAND HOLDINGS INTERNATIONAL, INC.


                                    /s/ John Demoleas
                                    -----------------
                                    John Demoleas, President

                                THOMAS P. MONAHAN
                           CERTIFIED PUBLIC ACCOUNTANT
                              208 LEXINGTON AVENUE
                           PATERSON, NEW JERSEY 07502
                               TEL. (973) 790-8775




March 19, 2001


Mr. John Demoleas
President
Highland Holdings International, Inc.
5075 Warner Avenue
Suite B
Huntington Beach California, 92649




     I have previously acted as independent auditor for Highland Holdings International, Inc (the "Company") and reported on the audited financial statements of the Company as of December 31, 1998 and 1999 but have tendered my resignation as independent auditor.

     I have received and reviewed the Form 8-K/A dated March 19, 2001 Reporting in Item 4 the change in independent auditor attendant to my resignation and the appointment of Kabani & Company as the Company's new independent auditor.

     I have reviewed Item 4 of such Form 8-K and have no disagreements with the statements made therein by the Registrant.


                                   Respectfully submitted,


                                   /s/ Thomas P. Monahan
                                   ---------------------------
                                   Thomas P. Monahan
                                   Certified Public Accountant